Exhibit 10.1



Robert Cameron, Consulting

I hereby consent to the inclusion of my Update of Behre Dolbear Report, PJ96-24, Review of the Ore Reserves and Exploration Potential at Clifton's Gold Hill Property, dated October 2000, as an Exhibit to the Registration Statement on Form 10-SB, filed by Clifton Mining Company, and to references therein to Robert Cameron Consulting and to the report.

/s/ Robert Cameron, Consulting

Robert Cameron, Consulting